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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  JULY 9, 2007

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

          COLORADO                    000-51443                 84-1573852
       (State or other         (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                           Identification Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9305
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

      As previously disclosed in Raptor Networks Technology, Inc.'s (referred to herein as the "Company") Current Reports on Form 8-K filed with the Securities and Exchange Commission ("SEC") on January 22, 2007 ("January 22, 2007 Report") and January 23, 2007, the Company entered into Amendment and Exchange Agreements, dated as of January 18, 2007, with three institutional accredited investors ("Investors"), which were subsequently amended and restated on January 22, 2007 pursuant to Amended and Restated Amendment and Exchange Agreements between the Company and the Investors. The agreements provided for, among other things, the issuance by the Company of senior convertible notes, Series L-1 Warrants, Series M-1 Warrants, Series L-2 Warrants and Series M-2 Warrants.

      As described in the January 22, 2007 Report, subject to certain conditions, the Company may require the Investors to convert all or a portion of the principal amounts of the senior convertible notes into shares of the Company's Common Stock (a "Mandatory Conversion") at a conversion price of $0.43948 per share (this initial conversion price is subject to adjustment based on the future market price of the Common Stock or future issuances or deemed issuances of the Company's Common Stock at a price per share less than the conversion price). Among the conditions required under the terms of the senior convertible notes in order for the Company to effect a Mandatory Conversion were that:

      o a registration statement filed with the SEC covering the shares of Common Stock issuable upon exercise of any Series M-1 Warrants or Series M-2 Warrants be effective and available for the resale of those shares of Common Stock; and

      o the Company has no knowledge of any fact that would cause the registration statement covering the shares of Common Stock issuable upon exercise of any Series M-1 Warrants or Series M-2 Warrants or issued upon any Mandatory Conversion not be to effective and available for the resale of those shares of Common Stock.

      Effective as of July 9, 2007, each of the Investors entered into letter agreements with the Company waiving the Mandatory Conversion conditions described in the bullet points above in connection with one or more Mandatory Conversions effected by the Company prior to September 30, 2007, so long as (i) the registration statement (File No. 333-140178) filed with the SEC on May 1, 2007 and supplemented on May 15, 2007 is effective and available for resale of the Common Stock covered by the registration statement, (ii) there is no Grace Period (as defined in the Amended and Restated Registration Rights Agreement entered into in connection with the Amendment and Exchange Agreements and attached as an exhibit to the January 22, 2007 Report) continuing at the time of such Mandatory Conversion, (iii) the shares of Common Stock to be issued upon the Mandatory Conversion are covered by a registration statement filed with the SEC that is effective and available for the resale of those shares of Common Stock, and (iv) in the case of one of the Investors, no portion of its senior convertible note dated July 31, 2006 is subject to a Mandatory Conversion unless concurrent with or prior thereto the entire principal balance, and all other payment obligations, under its senior convertible note dated January 19, 2007 have been satisfied in full (by means of a Mandatory Conversion or by other means).

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      The letter agreements also waived the requirement that the principal amount of each senior convertible note eligible to be converted upon a Mandatory Conversion be limited to an amount equal to a portion of the aggregate dollar trading volume of the Common Stock on the OTC Bulletin Board over the twenty consecutive trading day period immediately prior to the date the Company elected the Mandatory Conversion. However, among other limitations and conditions, the Company's ability to effect a Mandatory Conversion remains subject to a limitation that an Investor may not beneficially own in excess of 4.99% of the Company's outstanding shares of Common Stock (subject to an increase or decrease, upon at least 61-days notice by an Investor to the Company, of up to 9.99%) and subject to the requirement that the shares of Common Stock issued to Investors upon a Mandatory Conversion must be issued pro rata among the Investors based on the original principal amount of the senior convertible notes held by each Investor. On June 1, 2007, Castlerigg Master Investments Ltd. gave notice to the Company of its request to increase its maximum beneficial ownership percentage to 9.99%. This increase is scheduled to become effective August 1, 2007.

      The letter agreements are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K. The above descriptions are qualified by reference to the complete text of the documents and agreements described. However, those documents and agreements, including without limitation the representations and warranties contained in those documents, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company's reports under the Securities Exchange Act of 1934, as amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

          Exhibit Number      Description
          --------------      -----------

          99.1 Letter agreement between Castlerigg Master Investments Ltd. and Raptor Networks Technology, Inc., dated July 6, 2007 and effective July 9, 2007.

          99.2 Letter agreement between Cedar Hill Capital Partners Offshore, Ltd. and Raptor Networks Technology, Inc., dated July 6, 2007 and effective July 9, 2007.

          99.3 Letter agreement between Cedar Hill Capital Partners Onshore, LP and Raptor Networks Technology, Inc., dated July 6, 2007 and effective July 9, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 9, 2007                       RAPTOR NETWORKS TECHNOLOGY, INC.


                                         By: /s/ Bob van Leyen
                                             ----------------------------
                                             Bob van Leyen
                                             Chief Financial Officer


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